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Exhibit 21.1

CAPITALSOURCE HEALTHCARE REIT

SUBSIDIARIES AS OF CLOSING OF IPO

Corporate Entity	Jurisdiction of Incorporation
Boulder City LLC	Delaware
Carnegie Gardens, Inc.	Florida
CHR Mortgage Borrower LLC	Delaware
CHR TRS Inc.	Delaware
CSE Alamo LLC	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Anchorage LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Crane LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Dumas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware

Corporate Entity	Jurisdiction of Incorporation
CSE Hilliard LLC	Delaware
CSE Hillsdale LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis—Continental LLC	Delaware
CSE Indianapolis—Greenbriar LLC	Delaware
CSE Issaquah LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jeffersonville—Hillcrest Center LLC	Delaware
CSE Jeffersonville—Jennings House LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Logansport LLC	Delaware
CSE Lowell LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando—Pinar Terrace Manor LLC	Delaware
CSE Orlando—Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings	Delaware
CSE PHC LLC	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Pittsburg LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware

Corporate Entity	Jurisdiction of Incorporation
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE SLB LLC	Delaware
CSE SNF Holding II LLC	Delaware
CSE SNF Holding LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE State College	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Vincennes LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Wichita LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Desert Lane LLC	Delaware
Dixie White House Nursing Home, Inc.	Delaware
Florida Real Estate Company, LLC	Florida
Greenbough, LLC	Delaware
LAD I Real Estate Company, LLC	Delaware
Marianna Holdings, Inc.	Florida
North Las Vegas LLC	Delaware
Ocean Springs Nursing Home, Inc.	Mississippi
Panama City Nursing Center, Inc.	Florida
Pensacola Real Estate Holdings I, Inc.	Florida
Pensacola Real Estate Holdings II, Inc.	Florida
Pensacola Real Estate Holdings III, Inc.	Florida
Pensacola Real Estate Holdings IV, Inc.	Florida
Pensacola Real Estate Holdings V, Inc.	Florida
Silver Lake Real Estate, LLC	Pennsylvania
Skyler Boyington, Inc.	Mississippi
Skyler Florida, Inc.	Mississippi
Skyler Maitland, Inc.	Florida
Skyler Pensacola, Inc.	Florida
Suwanee, LLC	Delaware
WKM Real Estate, LLC	Delaware
WKTM-Florida, LLC	Delaware

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  Exhibit 21.1
CAPITALSOURCE HEALTHCARE REIT SUBSIDIARIES AS OF CLOSING OF IPO